LENDERS’ PRESENTATION

AUGUST 10, 2004
(AS REVISED ON AUGUST 24, 2004)

Forward Looking Statement

The following information contains forward-looking statements within the meaning of the Private Securities Litigation
Reform Act of 1995.  These forward-looking statements are based on management’s current expectations and beliefs, as well as a number of assumptions concerning future events.  These statements are subject to risks, uncertainties, assumptions and other important factors.  You are cautioned not to put undue reliance on such forward-looking statements because actual results may vary materially from those expressed or implied.  Mueller Group, Inc. assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward-looking statements, whether as a results of new information, future events or otherwise.

Agenda

Introduction                 Dana Klein, Managing Director
                                Credit Suisse First Boston

Business and Financial Update Darrell Jean, Chief Financial Officer
                                Mueller Group, Inc.

Public Question and Answer Session

Introduction

Dana Klein, Managing Director
Credit Suisse First Boston

Amendment Summary

Mueller Group, Inc.

Mueller Group is seeking to:

- Amend term loan pricing to the following:

Existing Applicable Margin	Proposed Applicable Margin
LIBOR + 3.25%	LIBOR + 2.75%
ABL + 2.00%	ABL + 1.50%

- Obtain restricted payments relief
  - Carveout to use cash after 50% cash flow sweep to retire junior debt subject to maximum OpCo leverage and maximum annual basket amounts as follows:

OpCo Leverage	Max Amount Per Annum
<5.0x	$25.0 MM
<4.0x	$40.0 MM
<3.5x	$50.0 MM

August 2004

S	M	T	W	T	F	S
1	2	3	4	5	6	7
8	9	10	11	12	13	14
15	16	17	18	19	20	21
22	23	24	25	26	27	28
29	30	31				

DATE	EVENT
August 10th	Q3 results released Lenders' presentation
August 12th	Q3 earnings call Amendment documentation distributed
August 19th	Lenders' amendment approval due
August 20th	Amendment closing

4

 Business and Financial Update

 Darrell Jean, Chief Financial Officer
    Mueller Group, Inc.

Rebound in Economic Activity
  - Municipal infrastructure repair and replace market has started to return after an extended period of deferred spending

  - Continued strong new housing starts drives demand for new water-related residential and infrastructure flow control products while expanding installed base of Mueller products

  - Commercial construction market improving

     o Up 2-3% YTD in 2004 vs. 2003 compared to down 23% in 2003 vs. 2002

Price Increases

  -  Implemented price increases across most products in May 2004, including 5% effective rate increase for     iron products

  -  Second price increase in FY 2004 after 3.25% effective rate increase in February 2004

Demand for Star Products is Strong

  -  Positive customer response to dual choice offering

Improved Weather Conditions in 2004

  -  Dry conditions in most areas of U.S. and Canada

Mueller continues to perform well above plan driven by rebounding economic activity and strong demand across products.

Quarter over Quarter Comparison
($ in millions)

---------------------------------------------------------------------------------------------------------------------------------
                             Q1: Dec 27                 Q2: Mar 27                  Q3: Jun 27                      YTD
                       ---------------------       ------------------        ---------------------          -----------------
                        FY 2003    FY 2004   YoY   FY 2003   FY 2004    YoY   FY 2003     FY 2004    YoY    FY 2003   FY 2004  YoY
------------------------------------------------------------------------------------------------------------------------------------
Mueller Co.              $111.3     $122.5  10.1%   $136.9    $137.8    0.7%   $136.0      $172.4   26.8%   $384.2   $432.7   12.6%
Anvil                      98.6       95.5  (3.1%)    92.2      99.1    7.5%     96.4       116.3   20.6%    287.2    310.9    8.3%
------------------------------------------------------------------------------------------------------------------------------------
Total Net Revenue (1)    $209.9     $218.0          $229.1    $236.9    3.4%   $232.4      $288.7   24.2%   $671.4   $743.6   10.8%

Mueller Co.               $25.2      $29.6  17.5%    $38.3     $36.8   (3.9%)   $33.2       $45.2   36.1%    $96.7   $111.6   15.4%
Anvil                       8.3       10.0  20.5%      8.1      10.5   29.6%      9.4        11.3   20.2%     25.8     31.8   23.3%
Corporate Eliminations     (1.7)      (1.7)           (2.5)     (1.6)            (1.2)       (2.0)            (5.4)    (5.3)  (0.9%)
---------------------------------------------------------------------------------------------------------- -------------------------
Total Adjusted EBITDA
  (1,2)                   $31.8      $37.9           $43.9     $45.7    4.1%    $41.5       $54.5   31.5%   $117.2   $138.1   17.9%
Margin                    15.2%      17.4%           19.2%     19.3%            17.8%       18.9%            17.4%    18.6%

-------------------------------------------------------------------------------------------------------------------------------------

Rolling LTM Comparison

     Net Revenue(1)                            Adjusted EBITDA(1,2)
LTM 12/03          $933.2                 LTM 12/03          $175.6
LTM 3/04           $941.0                 LTM 3/04           $179.4
LTM 6/04           $997.3                 LTM 6/04           $190.5

(1) Figures not pro forma for full year impact of Star and Chattanooga acquisitions completed in January 2004.
(2) Adjusted EBITDA as per Credit Agreement.

                     See Appendix A for information about non-GAAP financial measures

Actual Results vs. March Bank Forecast

Net Revenue                       Adjusted EBITDA
($ in millions)                   ($ in millions)

        Forecast    Actual
Q2      $241.4     $236.9         Q2      $45.7    $45.7
Q3      $251.0     $288.7         Q3      $47.3    $54.5
YTD     $480.0     $510.0         YTD     $70.0    $78.0

The Company is already exceeding the March bank forecast by $27.3 million in revenue and $7.9 million in Adjusted EBITDA.

See Appendix A for information about non-GAAP financial measures

Operations Update                                          Mueller Group, Inc.
--------------------------------------------------------------------------------
Mueller Group, Inc.
  >  June 2004 actual backlog at $93.2 million vs. $69.4 million per plan
     o  Actual backlog 29% higher than comparable period last year
  >  Capex still on target at $25 million for FY 2004

Mueller Group, Inc.
  >  Growth from volume increases in hydrants and water valve products reflecting continued strength in residential construction market, municipal repair and replace, and growing installed base
  >  Market share gains in hydrants and valves
  >  Working capital improvements, particularly in inventory management

Anvil
  >  Favorable mix driving margins
  >  Price increases of 5%-7% holding
  >  Strong demand at Star Fire Protection
  >  Recent capex spending of $2 million for additional tooling in China to meet demand
  >  Working capital improvements, particularly in inventory management

        See Appendix A for information about non-GAAP financial measures

Strong Credit Improvement

>  The Company generated strong free cash flow in Q3
   o  Q3 2004 free cash flow of $46.8 million
   o  Prepaid $30.0 million of term loans from operating cash flow
   o  Cash balance of approximately $24 million at end of Q3

Total Cumulative Net Leverage

                 Bank Debt   Senior Debt  Total Opco Debt
LTM 3/27/04            3.00x       3.60x       5.30x
LTM 6/27/04            2.60x       3.10x       4.70x

Interest Coverage

LTM 3/27/04            2.80x
LTM 6/27/04            3.00x

Since the refinancing in March, the Company has reduced OpCo leverage from 5.3x to 4.8x and has reduced bank leverage from 3.0x to 2.6x.

Capitalization Table

Mueller Group, Inc.

($ in millions)

	LTM 3/27/04A	Net Cum. Mult. of EBITDA	Interest Coverage	LTM 6/27/04A	Net Cum. Mult. of EBITDA	Interest Coverage
Net Revenue	$941.0			$997.3		
Adjusted EBITDA (1)	$179.4			$190.5		
Cash (2)	$8.3			$23.8		
Revolver	$0.0			$0.0		
Term Loans	545.0			$515.0		
Capitalized Leases	2.1			2.1		
Total First Lien Debt	547.1	3.0x		517.1	2.6x	
Second Lien Floating Rate Notes	100.0			100.0		
Total Senior Debt	647.1	3.6x		617.1	3.1x	
Senior Subordinated Notes	315.0			315.0		
Total OpCo Debt	$962.1	5.3x		$932.1	4.8x	
Actual Cash Interest Expense	$40.3			$45.0		
Pro Forma Interest Expense (3)	$64.1		2.8x	$62.7		3.0x
Pro Forma As Adjusted Interest Expense (4)				$60.1		3.2x

(1) Adjusted EBITDA as per Credit Agreement. Figures not pro forma for full year impact of Star and Chatanooga acquisitions.
(2) Cash as shown on balance sheet.
(3) Pro forma for full year impact of March 2004 Senior Secured Credit Facilities.
(4) As adjusted for full year impact of proposed August 2004 bank amendment assuming LIBOR + 2.75% on Term Loans.

See Appendix A for information about non-GAAP financial measures

11

12

Contacts

Mueller Group, Inc.
 Darrell Jean, Chief Financial Officer      (217) 425-7305    djean@muellerflo.com
 Walter Smith, Treasurer                    (217) 425-7320    wsmith@muellerflo.com

CSFB Syndicated Loan Group
 Richard Carey, Managing Director           (212) 325-9902    richard.carey@csfb.com
 Dana Klein, Managing Director              (212) 538-7911    dana.klein@csfb.com
 Bill O'Daly, Director                      (212) 325-1986    william.o'daly@csfb.com
 Jonathan Moneypenny, Associate             (212) 538-1686    jonathan.moneypenny@csfb.com

CSFB Investment Banking
 Heather Suggitt-Scaturo, Director          (212) 325-5083    heather.suggitt@csfb.com
 Shawn Schestag, Vice President             (212) 325-2851    shawn.schestag@csfb.com
 Paul-Emile Cornet, Associate               (212) 538-2977    paul.cornet@csfb.com
 Fabrizio Rotati, Analyst                   (212) 538-6616    fabrizio.rotati@csfb.com

13
Public Questions and Answers

Appendix A

     Below is certain information regarding the non-GAAP financial information that appears in the attached Lenders’ Presentation dated August 10, 2004 (as revised on August 24, 2004).

     Adjusted EBITDA is presented in the Lenders’ Presentation because Mueller Group, Inc.’s (the “Company”) Second Amended and Restated Credit Agreement, dated as of April 23, 2004 (the “Senior Credit Facility”), contains certain covenants that utilize this measure of Adjusted EBITDA. Adjusted EBITDA is defined in the Senior Credit Facility (see Exhibit 10.03 to the Mueller Holdings (N.A.), Inc. Form S-4 (file no. 333-116590)). The Senior Credit Facility is considered material to the Company because borrowings under it comprise a significant portion of the Company’s debt.

     The following non-GAAP financial measures, which are also included in the Lenders’ Presentation, are considered useful measures by lenders in evaluating the proposed amendments to the Senior Credit Facility:

  free cash flow = adjusted EBITDA plus or minus changes in working capital, minus capital expenditures, cash interest and cash taxes net leverage = (total debt minus cash) / adjusted EBITDA
  interest coverage = adjusted EBITDA / pro forma interest expense pro forma interest expense = GAAP interest expense as adjusted for deferred financing fees, early debt extinguishment fees and certain mark-to-market adjustments pro forma as adjusted interest expense = pro forma interest expense as adjusted for the proposed amendment to the Senior Credit Facility

Adjusted EBITDA and the other measures described above:

  have not been prepared in accordance with U.S. GAAP;

  may not be comparable to similarly titled measures reported by other companies;

  should not be considered an alternative to, or more meaningful than, GAAP information;

  have limitations as analytical tools;

  should not be considered in isolation;

  do not reflect the Company’s cash expenditures, or future requirements, for capital expenditures or contractual commitments;

  do not reflect changes in, or cash requirements for, our working capital needs;

  do not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on our debts; and

  do not reflect the cash replacement cost of assets that are depreciated or amortized.

2

	Mueller Co		Anvil		Corporate		Total
First Quarter	FY 2003	FY 2004	FY 2003	FY 2004	FY 2003	FY 2004	FY 2003	FY 2004

Adjusted EBITDA per Lenders Presentation	23.1	29.6	10.7	10.0	(2.0)	(1.7)	31.8	37.9
Correcting Adjustments (1)	2.1		(2.4)		0.3		0.0	0.0

Adjusted EBITDA per Lenders Presentation - Corrected	25.2	29.6	8.3	10.0	(1.7)	(1.7)	31.8	37.9

Facility Rationalization and Relocation Expenses	(0.9)		(1.3)	(1.5)			(2.2)	(1.5)
Fees for Acquisitions/Dispositions					(0.1)	(0.1)	(0.1)	(0.1)
Purchase Accounting Inventory Write-up							0.0	0.0
Stock Compensation Expense					(0.1)	(0.1)	(0.1)	(0.1)
Management Fees					(0.1)	(0.1)	(0.1)	(0.1)
Recapitalization Expenses							0.0	0.0
Net Pension Expense							0.0	0.0
Other							0.0	0.0
SEC Compliant Adjustment (2)	(0.5)	0.0	(0.1)	0.7	0.2	0.1	(0.4)	0.8

EBITDA as Reported Under FAS 131 (3)	23.8	29.6	6.9	9.2	(1.8)	(1.9)	28.9	36.9

Interest Expense							(9.9)	(14.5)
Depreciation and Amortization							(16.5)	(16.5)

Income Before Income Taxes							2.5	5.9

	Mueller Co		Anvil		Corporate		Total
Second Quarter	FY 2003	FY 2004	FY 2003	FY 2004	FY 2003	FY 2004	FY 2003	FY 2004

Adjusted EBITDA per Lenders Presentation	36.3	36.8	8.1	10.5	(2.5)	(1.6)	41.9	45.7
Correcting Adjustments (1)	2.0						2.0	0.0

Adjusted EBITDA per Lenders Presentation - Corrected	38.3	36.8	8.1	10.5	(2.5)	(1.6)	43.9	45.7

Facility Rationalization and Relocation Expenses			(0.7)	(0.9)			(0.7)	(0.9)
Fees for Acquisitions/Dispositions					(1.1)	(0.3)	(1.1)	(0.3)
Purchase Accounting Inventory Write-up	(0.2)			(0.5)			(0.2)	(0.5)
Stock Compensation Expense					(0.2)	(0.2)	(0.2)	(0.2)
Management Fees					(0.1)	(0.1)	(0.1)	(0.1)
Recapitalization Expenses						(0.2)	0.0	(0.2)
Net Pension Expense							0.0	0.0
Other						(0.1)	0.0	(0.1)
SEC Compliant Adjustment (2)	(0.8)	(0.2)	0.2	(0.3)	0.9	0.3	0.3	(0.2)

EBITDA as Reported Under FAS 131 (3)	37.3	36.6	7.6	8.8	(3.0)	(2.2)	41.9	43.2

Interest Expense							(9.3)	(6.7)
Depreciation and Amortization							(16.4)	(16.7)

Income Before Income Taxes							16.2	19.8

	Mueller Co		Anvil		Corporate		Total
Third Quarter	FY 2003	FY 2004	FY 2003	FY 2004	FY 2003	FY 2004	FY 2003	FY 2004

Adjusted EBITDA per Lenders Presentation	35.2	45.2	9.3	12.1	(1.2)	(2.0)	43.3	55.3
Correcting Adjustments (1)	(2.0)		0.1	(0.8)			(1.9)	(0.8)

Adjusted EBITDA per Lenders Presentation - Corrected	33.2	45.2	9.4	11.3	(1.2)	(2.0)	41.4	54.5

Facility Rationalization and Relocation Expenses			(0.7)				(0.7)	0.0
Fees for Acquisitions/Dispositions					(0.8)		(0.8)	0.0
Purchase Accounting Inventory Write-up	(0.4)			(0.8)			(0.4)	(0.8)

Stock Compensation Expense					(0.2)	(15.5)	(0.2)	(15.5)
Management Fees					(0.1)	(0.1)	(0.1)	(0.1)
Recapitalization Expenses						(1.0)	0.0	(1.0)
Net Pension Expense					0.0	(0.6)	0.0	(0.6)
Other						(0.1)	0.0	(0.1)
SEC Compliant Adjustment (2)	0.1	0.0	0.3	0.3	(0.4)	(0.3)	(0.0)	0.0

EBITDA as Reported Under FAS 131 (3)	32.9	45.2	9.0	10.8	(2.7)	(19.6)	39.2	36.4

Interest Expense							(9.1)	(18.1)
Depreciation and Amortization							(16.8)	(16.3)

Income Before Income Taxes							13.3	2.0

	Mueller Co		Anvil		Corporate		Total
Year To Date	FY 2003	FY 2004	FY 2003	FY 2004	FY 2003	FY 2004	FY 2003	FY 2004

Adjusted EBITDA per Lenders Presentation - Corrected	96.7	111.6	25.8	31.8	(5.4)	(5.3)	117.1	138.1

Facility Rationalization and Relocation Expenses	(0.9)	0.0	(2.7)	(2.4)	0.0	0.0	(3.6)	(2.4)
Fees for Acquisitions/Dispositions	0.0	0.0	0.0	0.0	(2.0)	(0.4)	(2.0)	(0.4)
Purchase Accounting Inventory Write-up	(0.6)	0.0	0.0	(1.3)	0.0	0.0	(0.6)	(1.3)
Stock Compensation Expense	0.0	0.0	0.0	0.0	(0.5)	(15.8)	(0.5)	(15.8)
Management Fees	0.0	0.0	0.0	0.0	(0.3)	(0.3)	(0.3)	(0.3)
Recapitalization Expenses	0.0	0.0	0.0	0.0	0.0	(1.2)	0.0	(1.2)
Net Pension Expense					0.0	(0.6)	0.0	(0.6)
Other	0.0	0.0	0.0	0.0	0.0	(0.2)	0.0	(0.2)
SEC Compliant Adjustment (2)	(1.2)	(0.2)	0.4	0.7	0.7	0.1	(0.1)	0.6

EBITDA as Reported Under FAS 131 (3)	94.0	111.4	23.5	28.8	(7.5)	(23.7)	110.0	116.5

Interest Expense							(28.3)	(39.3)
Depreciation and Amortization							(49.7)	(49.5)

Income Before Income Taxes							32.0	27.7

(1)	Various adjustments made to Adjusted EBITDA after date of lender presentation.

(2)	Adjustments made to financial information in anticipation of complying with SEC requirements.

(3)	EBITDA as reported under FAS 131 is reconciled to income before income taxes on a consolidated basis only in the company's financial statements. Interest expense and depreciation and amortization are not allocated to the segments.

Consolidated Adjusted EBITDA Reconciliation:

	LTM 12/03	LTM 3/04	LTM 6/04

Adjusted EBITDA per Lender Presentation	175.6	179.4	190.5
Expenses of Certain Facilities rationalization and Relocation	(1.2)	(3.7)	(3.4)
Fees for Acquisitions/Dispositions	(2.2)	(2.2)	(0.4)
Purchase Accounting Inventory Write-up	(0.8)	(0.5)	(1.3)
Non-cash Compensation Expense	(0.7)	(0.4)	(16.0)
Lease Expense	(0.7)	(0.8)	(0.8)
Asset Impairment and Loss on Asset Disposale	(0.7)	(1.2)	(0.4)
Management Fees	(0.5)	(0.5)	(0.5)
Recapitalization Expenses	0.0	0.0	(1.2)
Other	(0.2)	(0.2)	(0.2)
Interest Expense	(41.0)	(38.4)	(47.4)
Depreciation & Amortization	(66.3)	(66.6)	(66.1)

Income Before Income Taxes	61.3	64.9	52.8

Free Cash Flow:

Adjusted EBITDA per Lender Presentation	54.5
Non-Cash Adjustments:
Capital Expenditures	(6.4)
Change in Working Capital	21.2
Cash Taxes (4)	(7.1)
Cash Interest Expense (5)	(15.4)

Free Cash Flow	46.8

(4) Cash taxes are taxes paid in cash during the period.

(5) Cash interest expense is interest paid in cash plus interest accrued but unpaid at the end of the period.

GAAP Interest Expense	18.1
Adjustments:
Deferred Financing Fees	(0.9)
Early Extinguishment of Debt Fees	(5.9)
Mark to Market Gain on Swaps	4.1

Cash Interest Expense	15.4

Reconciliation of Pro Forma Interest Expense and Pro Forma As Adjusted Interest Expense:

	Pro Forma
	LTM 3/04	LTM 6/04

GAAP Interest Expense	62.2	65.1
Adjustments:
Deferred Financing Fees	(2.6)	(2.7)
Early Extinguishment of Debt Fees	(8.3)	(13.6)
Mark to Market Gain on Swaps	12.8	13.9

Pro Forma Interest Expense per Lender's Presentation	64.1	62.7

Impact of Amendment to Credit Facility		(2.6)

Pro Forma As Adjusted Interest Expense, per Lenders Presentation		60.1

Interest Coverage Ratios, per Presentation:

	LTM 3/04	LTM 6/04

(a) Adjusted EBITDA per Lender Presentation	179.4	190.5
(b) Pro Forma Interest Expense per Lender Presentation	64.1	62.7
Interest Coverage (a ÷ b)	2.8	3.0
(c) Pro Forma As Adjusted Interest Expense, per Lender Presentation		60.1
Interest Coverage (a ÷ c)		3.2

Capitalization Ratios:
	LTM 3/04	LTM 6/04

Term Loans	545.0	515.0
Capitalized Leases	2.1	2.1

Total First Lien Debt	547.1	517.1
Less Cash	8.3	23.8

(d) Net Total First Lien Debt	538.8	493.3
(e) Adjusted EBITDA per Lender Presentation	179.4	190.5
Net Cumulative Multiple of EBITDA (d ÷ e)	3.0	2.6

Total First Lien Debt	547.1	517.1
Second Lien Floating Rate Notes	100.0	100.0

Total Senior Debt	647.1	617.1
Less Cash	8.3	23.8

(f) Net Total Senior Debt	638.8	593.3
(g) Adjusted EBITDA per Lender Presentation	179.4	190.5
Net Cumulative Multiple of EBITDA (f ÷ g)	3.6	3.1

Total Senior Debt	647.1	617.1
Senior Subordinated Notes	315.0	315.0

Total Mueller Group Debt	962.1	932.1
Less Cash	8.3	23.8

(h) Net Total Mueller Group Debt	953.8	908.3
(i) Adjusted EBITDA per Lender Presentation	179.4	190.5
Net Cumulative Multiple of EBITDA (h ÷ i)	5.3	4.8